UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 April 25, 2003


                                IBT Bancorp, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       Pennsylvania                   0-25903               25-1532164
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(State or other jurisdiction       (Commission             (IRS Employer
of incorporation)                   File Number)        Identification Number)




309 Main Street, Irwin, Pennsylvania                         15642
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(Address of principal executive offices)                    (Zip Code)




Registrant's telephone number, including area code:  (724) 863-3100
                                                     --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

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                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          -----------------------------------------

            (c) Exhibits:

                  99.1     Press Release dated April 25, 2003


Item 9.  Regulation FD Disclosure
-------  ------------------------

         Information under this Item 9 is being provided pursuant to Item 12 - Results of Operations and Financial Condition in accordance with Release No. 34-47583. On April 25, 2003, the Registrant issued a press release to report results of operations for the quarter ended March 31, 2003. A copy of the press release is furnished with this Form 8-K as an exhibit.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    IBT Bancorp, Inc.


Date: April 28, 2003                By:  /s/Charles G. Urtin
                                         ---------------------------------------
                                         Charles G. Urtin
                                         President and Chief Executive Officer